STIFEL FINANCIAL 1st Quarter 2007 Fiscal Year Earnings Conference Call May 15, 2007

Forward looking statement This presentation may contain "forward-looking statements" that involve risks and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp. and Stifel Nicolaus ("SF" or the "Company"). Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's Annual and Quarterly Reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission. To supplement our financial statements presented in accordance with GAAP, the management uses certain non-GAPP measures of financial performance and liquidity. These non-GAAP measures are in addition to results prepared by the Company in accordance with GAAP, and should only be considered together with the Company's GAAP results. Certain statements in the following presentation relate to future results that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.

1st Quarter Update 2007

1st Quarter Highlights Record quarterly revenue of $162.5 million, a 43% increase over the prior year first quarter. Our Private Client Group ("PCG"), and Equity Capital Markets ("ECM"), achieved record revenue and profits for the three-months ended March 31, 2007. Commission and principal transactions increased 26% over the previous year first quarter. Investment banking revenue increased 174% to $43.1 million over the prior year first quarter. Asset management and service fees increased 44% to $19.4 million over the prior year first quarter.

1st Quarter Highlights For the three months ended March 31, 2007, utilizing Core earnings, pretax margin was 14% and annualized return on average equity totaled 21%. We closed on the acquisition of Ryan Beck & Company from BankAtlantic Bancorp Inc. on February 28, 2007 adding 400 financial advisors in 38 offices, significantly increasing our presence in the Mid-Atlantic region which brings our number of PCG financial advisors we employ including independent contractors to 1,143. We received approval from the Federal Reserve Board to become a bank holding company and financial holding company in connection with our acquisition of First Service Financial Company and its bank subsidiary First Service Bank which we closed on April 2, 2007. First Service Bank converted its charter from a Missouri bank to a Missouri trust company and changed its name to Stifel Bank and Trust. We completed our private placement of $35 million of 6.79% Cumulative Trust Preferred Securities.

Stifel Financial Core Total Revenues

Ryan Beck Update

1st Quarter GAAP to Core Earnings

Stifel Financial Core Net Revenues by Quarter

Stifel Financial Core Net Income by Quarter

Stifel Financial Core Diluted EPS by Quarter

Segment Update

1st Quarter Core Segment Comparison

Private Client Group Quarterly Income Statements

Equity Capital Markets Quarterly Income Statements

Investment Banking Capital Raising Advisory Fees

Investment Banking Capital Raising

Fixed Income Capital Markets Quarterly Income Statements

Other Financial Data Total Assets (000's) Stockholders Equity (000's) Book value Per Share Financial Advisors Full Time Employees Locations Total Client Assets (000's)

Non Core Expense Analysis

Quarterly Income Statement Impact Acquisiton Related Expenses LM Capital Markets Acquisition Ryan Beck Acquisition Total non-interest expenses Diluted EPS Impact

Annual Income Statement Impact LM Capital Markets Acquisition Ryan Beck Acquisition Total non-interest expenses Diluted EPS Impact

Balance Sheet

Stifel Financial Total Assets

Stifel Financial Total Shareholder's Equity

Equity Roll Forward ($ in thousands) Beginning Equity 12/31/06 $220,265 Earnings 8,829 Subtotal 229,094 Unit Amortization/Options/ESOP 12,125 Ryan Beck 102,529 Treasury Buy Back (1,107) Ending Equity 3/31/07 $342,641

Stifel Financial Book Value Per Share

Questions and Answers